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                                                                   EXHIBIT 10.19

                                      THIRD
                                    AMENDMENT
                                     TO THE
                                    AGREEMENT

This amendment (the "Third Amendment") is made and entered into as of the 1st day of December, 2002 ("Effective Date") by and between Navisite, Inc. a Delaware corporation with offices at 400 Minuteman Road, Andover, MA 01810 ("Navisite") and FairMarket, Inc. a Delaware corporation with offices at 500 Unicorn Park Drive, Woburn, MA 01801 ("Client") and amends that certain SITEHARBOR SERVICES AGREEMENT (EM) entered into by the parties as of November 1, 2001 including any sales orders, work orders and/or schedules attached thereto or which are a part thereof between the parties as well as the AMENDMENT TO SITEHARBOR SERVICES AGREEMENT (EM) ( the "Amendment") entered into by the parties as of November 1, 2001 and the SECOND AMENDMENT TO THE AGREEMENT (the "Second Amendment") entered into by the parties as of March 15, 2002 (collectively the "Agreement"). Any terms defined in the Agreement shall have the same meaning in this Third Amendment as in the Agreement. In the event that any provision of this Third Amendment and any provision of the Agreement are inconsistent or conflicting, the inconsistent or conflicting provisions of this Third Amendment shall be and constitute an amendment of the Agreement and shall control, but only to the extent that such provision is inconsistent with the Agreement.

NOW THEREFORE, and in consideration of the mutual agreements and covenants hereinafter set forth, the parties wish to amend the Agreement as follows:

1. Attached to this Third Amendment and made a part hereof is Sales Order #Q-NE-QF8A-RLH-03003 which shall be effective as of December 1, 2002 and shall supercede any outstanding Sales Orders and/or Schedule B's prior hereto.

2. The term of the Agreement, including this Third Amendment, shall be renewed for a renewal term of six months beginning on December 1, 2002 and shall expire on May 31, 2003; provided however, unless Client provides NaviSite with notice of non-renewal on or before May 1, 2003, the Agreement, including this Third Amendment, shall automatically renew for an additional six-month term on the same terms and conditions and shall expire on November 30, 2003. NaviSite shall provide Client with a proposal to renew the SiteHarbor Services Agreement, including but not limited to pricing terms, on or before September 30, 2003. The auto-renewal provisions set forth in Section 13.1 of the Agreement shall not apply to these two six-month terms of the Agreement.

3. The sixth (6th) bullet point of Section 5 in the Amendment and Section 4 of the Second Amendment shall be deleted, restoring Section 6.3 of the base SITEHARBOR SERVICES AGREEMENT (EM) to its original language. For avoidance of doubt, if Client should cancel the Agreement during the first six-month term, Client shall be obligated to pay fees only for the remaining portion of that six-month term (through May 31, 2003); Client shall not be obligated to pay fees for the renewal six-month period from June 1, 2003-November 30, 2003.

4. Counterparts. This Amendment may be signed in counterparts, including but not limited to via facsimile, each of which shall be deemed to be an original, but all of which shall constitute the same instrument.

In Witness Whereof, and intending to be legally bound, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.


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Except as provided in this Third Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.




Navisite, Inc.                              FairMarket, Inc.

Authorized                                  Authorized
Signature: /s/ Kevin H. Lo                  Signature: /s/ Janet Smith
          -----------------------                      ------------------------

Name: Kevin H. Lo                           Name: Janet Smith
     ----------------------------                ------------------------------

Title: CFO                                  Title: CFO
      ---------------------------                 -----------------------------

Date: 11/14/02                              Date: 11/14/02
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